UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2014

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 16th Street, Suite 310 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 14, 2014, American Midstream Partners, LP (the “Partnership”) filed a current report on Form 8-K (the “Original Filing”) in connection with the completion of its acquisition of Costar Midstream, LLC (the “Company”) from Energy Spectrum Partners VI LP and Costar Midstream Energy, LLC (collectively, “Sellers”) on October 13, 2014 (the “Closing Date”).

The Company’s assets consist of onshore gathering and processing with its primary gathering, processing, fractionation, and off-spec condensate treating and stabilization assets in East Texas and the prolific Permian basin, with a significant crude oil gathering system project underway in the Bakken oil play (collectively, “the Costar Assets”). The historical financial statements presented in Exhibit 99.4 relate to the Costar Assets.

The Partnership is filing this Form 8-K/A to provide certain audited and unaudited financial statements of the Costar Assets and unaudited pro forma consolidated financial statements of the Partnership as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the the Original Filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Condensed Consolidated Financial Statements of the Costar Assets as of September 30, 2014, and for the nine months ended September 30, 2014 and 2013 (unaudited) are filed herewith as Exhibit 99.4. The Consolidated Financial Statements of the Costar Assets as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011 (audited), including the notes thereto, are filed herewith as Exhibit 99.5.

(b) Pro forma financial information

The Unaudited Pro Forma Condensed Consolidated Financial Statements of American Midstream Partners, LP as of September 30, 2014, for the nine months ended September 30, 2014, and for the year ended December 31, 2013, including the notes thereto, are filed herewith as Exhibit 99.6.

(d) Exhibits

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated October 13, 2014, by and among American Midstream, LLC, Energy Spectrum Partners VI LP (filed as Exhibit 2.1 to the Original Filing)
4.1	Securities Agreement, dated October 13, 2014, by and among American Midstream Partners, LP, Energy Spectrum Partners VI LP (filed as Exhibit 4.1 to the Original Filing)
23.1	Consent of Independent Accounting Firm - Hein and Associates, LLP
99.1	Press Release regarding the Acquisition dated October 14, 2014 (filed as Exhibit 99.1 to the Original Filing)
99.2	Investor Presentation regarding the Acquisition dated October 14, 2014 (filed as Exhibit 99.2 to the Original Filing)
99.3	Updated American Midstream Investor Presentation dated October 14, 2014 (filed as Exhibit 99.3 to the Original Filing)
99.4
Condensed Consolidated Financial Statements of Costar as of September 30, 2014, for the nine months ended September 30, 2014 and 2013 (unaudited) and as of December 31, 2013, including the notes thereto.

99.5	Consolidated Financial Statements of Costar as of December 31, 2013 and 2012 and for the three years ended December 31, 2013 (audited), including the notes thereto.
99.6
Unaudited Pro Forma Condensed Consolidated Financial Statements of American Midstream Partners, LP as of September 30, 2014, for the nine months ended September 30, 2014 and for the year ended December 31, 2013, including the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC,
its General Partner
Date:
December 23, 2014	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated October 13, 2014, by and among American Midstream, LLC, Energy Spectrum Partners VI LP (filed as Exhibit 2.1 to the Original Filing)
4.1	Securities Agreement, dated October 13, 2014, by and among American Midstream Partners, LP, Energy Spectrum Partners VI LP (filed as Exhibit 4.1 to the Original Filing)
23.1	Consent of Independent Accounting Firm - Hein and Associates, LLP
99.1	Press Release regarding the Acquisition dated October 14, 2014 (filed as Exhibit 99.1 to the Original Filing)
99.2	Investor Presentation regarding the Acquisition dated October 14, 2014 (filed as Exhibit 99.2 to the Original Filing)
99.3	Updated American Midstream Investor Presentation dated October 14, 2014 (filed as Exhibit 99.3 to the Original Filing)
99.4
Condensed Consolidated Financial Statements of Costar as of September 30, 2014, for the nine months ended September 30, 2014 and 2013 (unaudited) and as of December 31, 2013, including the notes thereto.

99.5	Consolidated Financial Statements of Costar as of December 31, 2013 and 2012 and for the three years ended December 31, 2013 (audited), including the notes thereto.
99.6
Unaudited Pro Forma Condensed Consolidated Financial Statements of American Midstream Partners, LP as of September 30, 2014, for the nine months ended September 30, 2014 and for the year ended December 31, 2013, including the notes thereto.

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